SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to § 240.14a-12

PROFIRE ENERGY, INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[   ] Fee paid previously with preliminary materials:

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

PROFIRE ENERGY, INC. 1245 Brickyard Road, Suite 590
Salt Lake City, Utah 84106

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of stockholders of Profire Energy, Inc., (the “Company”) will be held on November 30, 2009 at 3:00 p.m., local time, at the law offices of Poulton & Yordan, 324 South 400 West, Suite 250, Salt Lake City, Utah 84101, for the following purposes:

1.	To elect three directors to the Company’s board of directors;
2.	To ratify the selection of Child, Van Wagoner & Bradshaw, PLLC, as our independent registered public accounting firm for our 2010 fiscal year;
3.	To approve the Profire Energy, Inc., 2010 Equity Incentive Plan as adopted by the Board of Directors of the Company; and
4.	To transact any other business as may properly come before the meeting or at any adjournment thereof.

Our board of directors has fixed the close of business on October 19, 2009, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. It is anticipated that mailing of this Notice, the Proxy Statement and the Proxy will commence on or about November 5, 2009. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting during regular business hours at our corporate headquarters, 1245 Brickyard Road, Suite 590, Salt Lake City, Utah 84106.

All of our stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the annual meeting of stockholders, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT AND THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2009 TOGETHER WITH ANY AMENDMENTS TO ANY OF THESE MATERIALS ARE AVAILABLE ELECTRONICALLY TO THE COMPANY'S STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON OCTOBER 19, 2009 AT HTTPS://MATERIALS.PROXYVOTE.COM/74316X.

YOUR VOTE IS IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By order of the board of directors,

November 9, 2009	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

PROFIRE ENERGY, INC. 1245 Brickyard Road, Suite 590
Salt Lake City, Utah 84106

PROXY STATEMENT

GENERAL

SOLICITATION OF PROXIES. This proxy statement is being furnished to the stockholders of Profire Energy, Inc., a Nevada corporation, in connection with the solicitation of proxies by our board of directors for use at our annual meeting of stockholders to be held at the law offices of Poulton & Yordan, located at 324 South 400 West, Suite 250, Salt Lake City, Utah 84101 at 3:00 p.m., local time, on November 30, 2009, or at any adjournment thereof. A copy of the notice of meeting accompanies this proxy statement. Our board of directors has fixed the close of business on October 19, 2009, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. It is anticipated that the mailing of the notice, proxy statement and proxy will commence on or about November 5, 2009.

COST OF SOLICITATION. We will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of our Company may solicit proxies by telephone, telegram, facsimile, cable or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of our common stock.

OUTSTANDING VOTING SHARES. Only stockholders of record at the close of business on October 19, 2009, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, we had 45,000,000 shares of common stock outstanding, which are our only securities entitled to vote at the meeting, each share being entitled to one vote.

VOTE REQUIRED FOR APPROVAL. Each share of our common stock outstanding on the record date is entitled to one vote on each matter to be voted upon. Directors will be elected by the vote of a majority of the votes cast at the meeting. Accordingly, the three directors receiving the highest number of votes “FOR” will be elected, even if such nominee receives less than a majority of the votes cast. Votes cast with respect to the election of directors include votes to “withhold” authority but do not include abstentions and broker non-votes.

Each of the other matters scheduled to come before the annual meeting will be approved if it receives the affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote on the matter. Abstentions will be included in the vote totals for these matters and therefore will have the same effect as a negative vote; broker non-votes will not be included in the vote totals and therefore will have no effect on the vote.

Under NYSE rules, brokers who hold shares in street name have the authority to vote shares on any discretionary items of business to be voted on when they have not received instructions from the beneficial owner. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee or in a similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting under the rules of any national securities exchange of which the broker is also a member. Broker abstentions or non-votes will be counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved.

In July 2009, the SEC approved a change to the rules governing brokers’ authority to vote on discretionary items. Starting in January 2010, the rule change will exclude from discretionary voting the election of directors and brokers will no longer by able to vote your shares with respect to the election of directors without your instructions. To best exercise your voting rights, please instruct your broker under the procedures provided herein whether you vote “For” or “Against” any proposals in this proxy statement.

VOTING; REVOKING YOUR PROXY. Proxies in the accompanying form which are properly executed and received by us prior to the annual meeting and not revoked will be voted as directed. In the absence of direction from the stockholder, properly executed proxies received prior to the annual meeting will be voted FOR the nominees to the board of directors and FOR Proposals 2, 3 and 4. You may revoke your proxy by giving written notice of revocation to our Secretary at any time before your proxy is voted, by submitting a later-dated proxy or by attending the annual meeting and voting your shares in person. Stockholders are urged to sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose.

DISSENTERS’ RIGHTS. No dissenters’ rights are available to any stockholder who dissents from any of the proposals set forth in this Proxy Statement under the Nevada Revised Statutes or under our current Articles of Incorporation or Bylaws.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Bylaws provide that our board of directors will consist of not less than two nor more than seven persons, the exact number to be fixed from time-to-time by the board of directors. Currently, the board of directors has three members. The directors have decided to fix the number of directorships at three for the upcoming year. The board has nominated three individuals to serve as directors for a one-year term expiring on the date of our next annual meeting of stockholders, and until their successors are duly elected and qualified. Brenton W. Hatch, Harold Albert and Andrew Limpert have been nominated by the board of directors to stand for election as directors, all of whom currently serve as directors of the Company. Each of the nominees has agreed to serve as a director if elected, and we believe each nominee will be available to serve. However, the proxy holders have discretionary authority to cast votes for the election of a substitute should any nominee not be available to serve as a director.

The board of directors recommends a vote “FOR” each of the nominees.

INFORMATION REGARDING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

                Information regarding the nominees for election at the annual meeting is provided below.

Nominees for Election of Directors

Name	Age	Positions Held	Officer Since	Director Since

Brenton W. Hatch	58	CEO, President and Director	October 2008	November 2008
Harold Albert	46	COO and Director	October 2008	November 2008
Andrew Limpert	40	CFO, Secretary and Director	November 2007	November 2007

The above individuals serve as executive officers and/or directors. A brief description of their positions, proposed duties and their background and business experience follows:

Brenton W. Hatch. Prior to joining the Company in 2008, Mr. Hatch co-founded Profire Combustion, Inc., the Company’s wholly-owned subsidiary, in 2002. Since that time he has served as the Chief Executive Officer and General Manager of Profire Combustion, Inc.. Mr. Hatch has been responsible for the day-to-day operations of Profire Combustion since its inception. Prior to founding Profire Combustion, between 2001 and 2002 Mr. Hatch was a Management Consultant and General Manager of Titan Technologies, Inc., an oilfield service and distribution company in Edmonton, Alberta, Canada. In this position, Mr. Hatch performed an in-depth analysis of the operations and management of all divisions of Titan Technologies. Based on his analysis, Mr. Hatch implemented company-wide operational changes to improve company performance. From 1989 to 2000 Mr. Hatch served as President and Chief Executive Officer of Keaton International, Inc., an educational services company based in Edmonton, Alberta, Canada. Mr. Hatch managed all executive functions of the company and particularly focused on the development and management of the company’s educational services. During his time at Keaton International, Mr. Hatch led corporate networking and marketing campaigns world-wide. Mr. Hatch earned a Bachelor’s Degree in Education from the University of Alberta in 1974. Mr. Hatch is not a nominee or director of any other SEC registrant.

Harold Albert. Prior to joining the Company in 2008, Mr. Albert co-founded Profire Combustion, Inc., the Company’s wholly-owned subsidiary, in 2002. He has served as the President and Chief Operating Officer of Profire Combustion since that time. Mr. Albert is responsible for research and development of new products and services. He oversees our Canadian operations. Prior to founding Profire Combustion, Mr. Albert worked in the oil services industry for Titan Technologies, Inc. from 1996 to 2002. During that time Mr. Albert served as an Associate Manager overseeing the company’s burner division. From 1993 to 1996 Mr. Albert was employed with Natco Canada doing start up and commissioning of oil and gas facilities in both Canada and Russia. Mr. Albert is not a nominee or director of any other SEC registrant.

Andrew Limpert. Mr. Limpert graduated from the University of Utah with a Bachelors of Science degree in Finance in 1994. He earned a Masters of Business Administration with an emphasis in Finance from Westminster College in 1998. Mr. Limpert joined the Company in November 2007. From 1998 to 2008, Mr. Limpert was an investment advisor with Belsen Getty, LLC, providing wealth management direction and strategic and financial advice for several investment banks.  For the past 15 years he has founded, consulted on and funded numerous businesses in the private and public arenas.  In 2007 Mr. Limpert became the chairman of the board of directors of Nine Mile Software Inc a rebalancing and mutual fund trading software developer. Nine Mile Software became an SEC registrant during 2008. Mr. Limpert serves as a director of OHR Pharmaceuticals, Inc. a New York based developer of biotech and drug compounds related to the treatment of cancer and diabetes. OHR Pharmaceuticals, Inc. is also an SEC registrant.

Family Relationships

There are no family relations among any of our executive officers, directors or key employees.

Involvement in Certain Legal Proceedings

During the past five years none of our officers, directors, nominees, promoters or control persons has been involved in any of the following events that could be material to an evaluation of his ability or integrity, including:

(1) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years before the time of such filing.

(2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity poll operator, floor broker, leverage transaction merchant, and other person regulated by the Commodity Futures Trading Commision (“CFTC”), or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliate person, director or employee of any investment company, bank savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws.

(4) Being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the rights of such person to engage in any activity described in (3)(i) above, or to be associated with persons engaged in any such activity.

(5) Being found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not be subsequently reversed, suspended or vacated.

(6) Being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated.

BOARD MEETINGS AND ATTENDANCE AT ANNUAL MEETINGS

The board held three meetings during our 2009 fiscal year. Each director attended at least 100% of the board of director meetings during the 2009 fiscal year (held during the period for which he has been a director). The board did not take written action without a meeting during the 2009 fiscal year.

Although it is not mandatory for directors to attend annual meetings, each director is encouraged to attend meetings of stockholders. The Company did not hold an annual meeting of directors for the 2008 fiscal year.

DIRECTOR INDEPENDENCE

The board has determined that none of the current directors or nominees would qualify as an independent director as that term is defined in the NYSE Amex Company Guide. Such independence definition includes a series of objective tests, including that the director is not an employee of the company and has not engaged in various types of business dealings with the company. As each of the directors is also employed by the Company, the board of directors has determined that none of our directors is currently independent. Although the Company’s common stock is not listed on NYSE Amex, the Company has applied the NYSE Amex independence rules to make its independence determinations.

BOARD COMMITTEES

Audit Committee

We do not currently have a standing audit committee or other committee performing similar functions, nor have we adopted an audit committee charter. Given our size, our available resources and the fact that our common stock is not listed on any exchange or automated quotation system that requires us to have an audit committee, our board of directors has determined that it is in our best interest to have the full board fulfill the functions that would be performed by an audit committee, including selection, review and oversight of our independent accountants, the approval of all audit, review and attest services provided by the independent accountants, the integrity of our reporting practices and the evaluation of our internal controls and accounting procedures. The board is also responsible for the pre-approval of all non-audit services provided by its independent auditors. Non-audit services are only provided by our independent accountants to the extent permitted by law. Pre-approval is required unless a “de minimus” exception is met. To qualify for the “de minimus” exception, the aggregate amount of all such non-audit services provided to us must constitute not more than 5% of the total amount of revenues paid by us to our independent auditors during the fiscal year in which the non-audit services are provided; such services were not recognized by us at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the board and approved prior to the completion of the audit by the board or by one or more members of the board to whom authority to grant such approval has been delegated.

As we do not currently have a standing audit committee, we do not at this time have an “audit committee financial expert” as defined under the rules of the Securities and Exchange Commission.

Report of the Board of Directors

As discussed, we do not currently have a standing audit committee, therefore, our entire board of directors serves the functions that would be fulfilled by an audit committee. The board of directors presents the following Report:

We have reviewed and discussed the Company’s audited consolidated financial statements for the year ended March 31, 2009 with management and have discussed with Child, Van Wagoner & Bradshaw, our independent registered public accounting firm for the 2009 fiscal year, the matters required to be discussed by Statement of Accounting Standards 61, as amended (Codification of Statements on Auditing Standards, AU Section 380.)  We have received the written disclosures and the letter from Child, Van Wagoner & Bradshaw, required by Independence Standards Board Standard No. 1 and have discussed with Child, Van Wagoner & Bradshaw, its independence in connection with this audit of our most recent financial statements.  Based on this review and these discussions, we included the financial statements in our Annual Report on Form 10-K for the year ended March 31, 2009.

Brenton W. Hatch

Harold Albert

Andrew Limpert

Nominating Committee

We do not currently have a standing nominating committee or other committee performing similar functions, nor have we adopted a nominating committee charter. Given the size of the Company, its available resources and the fact that the OTCBB does not require us to have a nominating committee, the board of directors has determined that it is in the Company’s best interest to have the full board of directors to participate in the consideration for director nominees. In general, when the board determines that expansion of the board or replacement of a director is necessary or appropriate, the board will review through candidate interviews with members of management, consult with the candidate’s associates and through other means determine a candidate’s honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues. The board would review any special expertise, for example, that qualifies a person as an audit committee financial expert, membership or influence in a particular geographic or business target market, or other relevant business experience. To date we have not paid any fee to any third party to identify or evaluate, or to assist it in identifying or evaluating, potential director candidates.

The nominating committee will consider director candidates nominated by shareholders during such times as the Company is actively considering obtaining new directors. Candidates recommended by shareholders will be evaluated based on the same criteria described above. Shareholders desiring to suggest a candidate for consideration please see “Director Nominees Recommended by Stockholders” on page 21 of this proxy statement.

Compensation Committee

We do not have a standing compensation committee, rather our Chief Executive Officer (“CEO”) evaluates officer and employee compensation issues subject to the approval of our board of directors. Our CEO makes recommendations to the board of directors as to employee benefit programs and officer and employee compensation. Historically, our CEO has not made recommendations to the board of directors regarding his own compensation, although we have no policy prohibiting the CEO from doing so. Our board of directors may seek input from the CEO as to his compensation, but CEO compensation must be approved by a majority of our board of directors.

Our board may establish committees from time to time to facilitate our management.

CODE OF ETHICS

Our board of directors has adopted a code of ethics that applies to our principal executive officer, principal financial officer and principal accounting officer or controller and to persons performing similar functions. The code of ethics is designed to deter wrongdoing and to promote honest and ethical conduct, full, fair, accurate, timely and understandable disclosure, compliance with applicable laws, rules and regulations, prompt internal reporting of violations of the code and accountability for adherence to the code. We will provide a copy of our code of ethics, without charge, to any person upon receipt of written request for such delivered to our corporate headquarters. All such requests should be sent care of Profire Energy, Inc., 1245 Brickyard Road, Suite 590, Salt Lake City, Utah 84106.

COMMUNICATIONS WITH DIRECTORS

Shareholders and other parties interested in communicating with the board of directors or the independent directors as a group may do so by writing to the Chairman of the Board of Directors, Profire Energy, Inc., 1245 Brickyard Road, Suite 590,Salt Lake City, Utah 84106.  The Chairman of the Board of Directors will review and forward to the appropriate members of the board copies of all such correspondence that, in the opinion of the Chairman, deals with the functions of the board or that he otherwise determines requires their attention.

RELATED PARTY TRANSACTIONS

In accordance with our written policies and procedures our board of directors is charged with monitoring and reviewing issues involving potential conflicts of interests and reviewing and approving all related party transactions. In general, for purposes of our policy, a related party transaction is a transaction, or a material amendment to any such transaction, involving a related party and the Company involving any amount that exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years. Our policy requires our management or our board of directors to review and approve related party transactions. In reviewing and approving any related party transaction or material amendment to any such transaction, management or the board of directors must satisfy themselves that they have been fully informed as to the related party’s relationship to the Company and interest in the transaction and as to the material facts of the transaction, and must determine that the related party transaction is fair to the Company.

In June 2007, Brent Hatch and Harold Albert loaned Profire $50,000 Canadian dollars, and in August 2007 Brent Hatch and Harold Albert loaned Profire $150,000 Canadian dollars, which in total was the equivalent of $194,571 in U.S. dollars based on conversion rates at March 31, 2008, by way of an unsecured promissory notes. The promissory notes are non-interest bearing and are due March 31, 2009. As of the end of the period, these notes were paid in full.

INDEMNIFICATION

As permitted by the Nevada Revised Statutes, we have adopted provisions in our Articles of Incorporation and Bylaws that authorize and require us to indemnify our officers and directors to the fullest extent permitted under Nevada law.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors has selected Child, Van Wagoner & Bradshaw, PLLC, as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2010 and recommends that the stockholders vote to ratify such selection. In the event of a negative vote on such ratification, the board of directors will reconsider its selection.

During each of our last two fiscal years we were billed the following fees for professional services rendered by our principal accountants:

	2009	2008

Audit Fees	$63,070	$21,337
Audit-related Fees	$-	$-
Tax Fees	$-	$-
All other fees	$-	$-

Total Fees	$63,070	$21,337

Audit Fees. Audit fees were for professional services rendered in connection with the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by principal accountants in connection with statutory and regulatory filings or engagements.

Tax Fees. Tax fees related to services for tax compliance and consulting.

All Other Fees. Other fees were for EDGAR filing services provided to the Company.

Board of Directors Pre-Approval Policies and Procedures. At its regularly scheduled and special meetings, our board of directors, in lieu of an established audit committee, considers and pre-approves any audit and non-audit services to be performed by our independent registered public accounting firm. The board of directors has the authority to grant pre-approvals of non-audit services.

The board of directors has not, as of the time of filing this proxy statement with the Securities and Exchange Commission, adopted policies and procedures for pre-approving audit or permissible non-audit services performed by our independent auditors. Instead, the board of directors as a whole has pre-approved all such services. In the future, our board of directors may approve the services of our independent registered public accounting firm pursuant to pre-approval policies and procedures adopted by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of director’s responsibilities to our management.

The board of directors has determined that the services provided by Child, Van Wagoner & Bradshaw, PLLC, described above are compatible with maintaining its independence as our independent registered public accounting firm.

On October 10, 2008 the board of directors determined to terminate the engagement of Mantyla McReynolds, LLC the firm that had been serving as the independent registered public accounting firm of the Flooring Zone and engaged Child, Van Wagoner & Bradshaw, PLLC, the firm that had been serving as the independent registered public accounting firm of Profire Combustion, Inc.

The audit reports of Mantyla McReynolds LLC for the fiscal years ended December 31, 2007 and December 31, 2006 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, except for a going concern paragraph expressing substantial doubt about the ability of the Company to continue as a going concern.

In connection with its audits for the prior two fiscal years and review of unaudited financial statements through June 30, 2008 and through the date of dismissal there were no disagreements with Mantyla McReynolds LLC, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Mantyla McReynolds LLC, would have caused them to make reference to the subject matter thereto in its reports on the financial statements for such years.

During the two most recent fiscal years and through October 10, 2008 there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

We provided Mantyla McReynolds, LLC with a copy of the foregoing disclosure at the time it was filed with the United States Securities and Exchange Commission in a Current Report on Form 8-K filed with the Commission on October 14, 2008 and requested that Mantyla McReynolds, LLC provide us with a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements made by the Company in the Current Report. Mantyla McReynolds indicated their agreement with the statements contained in that Current Report in a letter, dated October 10, 2008, a copy of which is filed as Exhibit 16.1 to said Current Report.

On October 10, 2008, our board of directors engaged Child, Van Wagoner & Bradshaw, PLLC to serve as the Company’s independent registered public accounting firm. During the then two most recent fiscal years and through October 10, 2008, the Company had not consulted with Child, Van Wagoner & Bradshaw, PLLC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by Child, Van Wagoner & Bradshaw, PLLC that was an important factor considered by our audit committee in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (within the meaning of Instruction 4 of Item 304 of Regulations S-K), or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K.)]

A representative of Child, Van Wagoner & Bradshaw, PLLC, is expected to be present at the annual meeting. In the event a representative is present he or she will be given an opportunity to make a statement if he or she desires and if present, he or she is expected to be available to respond to appropriate questions. Notwithstanding ratification by the shareholders, the board or directors shall have the right to replace the independent registered public accounting firm at any time.

The board of directors recommends a vote “FOR” ratification of the selection of Child, Van Wagoner & Bradshaw, PLLC, as our independent registered public accounting firm for the 2010 fiscal year.

PROPOSAL THREE

APPROVAL AND ADOPTION OF THE

PROFIRE ENERGY, INC. 2010 EQUITY INCENTIVE PLAN

DESCRIPTION OF PROFIRE ENERGY, INC., 2010 EQUITY INCENTIVE PLAN

The board of directors drafted the Profire Energy, Inc., 2010 Equity Incentive Plan, (the “Plan”), a copy of which is attached to this proxy statement as Annex A, for approval by our stockholders. The Plan was approved by the board of directors on October 16, 2009, subject to shareholder approval at the annual meeting of stockholders. A copy of the Plan will also be available for inspection at our principal executive offices for a period of ten days preceding the date of the annual meeting.

The Company has previously provided equity incentive under The Flooring Zone, Inc., 2003 Stock Incentive Plan, which currently has 45,000 shares available for issuance. The Company has no other equity incentive plans.

Under the Plan, our key employees, officers, directors and other individuals or entities may be awarded stock options or granted shares of our common stock. The term of the Plan is 10 years.

The Plan permits the granting of up to a maximum of 4,000,000 shares of common stock. No awards or grants have been awarded or granted under the Plan. The aggregate number of shares of common stock that may be issued to any individual or entity under the Plan shall not exceed twenty percent (20%) of the aggregate number of shares referred to in the preceding sentence. The total number of shares issuable upon exercise of all outstanding options shall not exceed a number of shares which is equal to thirty percent (30%) of the then outstanding shares of the Company. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an award or grant. To the extent an award or grant lapses or the rights of its holder or grantee terminate, any shares of common stock subject to such award or grant shall again be available for the grant of an award or making of a grant. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment, as provided in the Plan, with respect to shares of common stock subject to options then outstanding.

An incentive stock option award made pursuant to the Plan may be granted only to an individual who, at the time of grant, is an employee of the Company, a parent corporation or a subsidiary. An award of an option which is not an incentive stock option or a grant of common stock may be made to an individual or entity who, at the time of award or grant, is an employee of the Company, a parent corporation or a subsidiary, or to an individual or entity who has been identified by the board to receive an award or grant due to their contribution or service to the Company.

The term of each option granted under the Plan shall be specified at the time of grant, but in no event shall any option granted under the Plan be exercisable more than one hundred and twenty (120) months from the date it is granted. The Plan provides certain guidelines for the granting of “Incentive Stock Options” under the provisions and subject to the limitations of Section 422 of the Internal Revenue Code. Incentive options must be awarded at a price equal to one hundred percent (100%) of the fair market value of the common stock on the date that the option is granted provided, and options other than incentive stock options must be granted at a price not less than eighty-five percent (85%) of the fair market value. Further, no Incentive Stock Option may be granted to an employee owning common stock having more than ten percent (10%) of the voting power of the Company unless the option price for such employee's option is at least one hundred ten percent (110%) of the fair market value of the common stock subject to the option at the time the option is granted and the option is not exercisable after the expiration of five years from the date of granting.

ADMINISTRATION OF THE PLAN

The Plan shall be administered by the board of directors in compliance with Securities and Exchange Commission Rule 16b-3. The Plan is administered under the direction of the board and/or the compensation committee of our board of directors, if and when one is established, with the assistance of certain designated officers as determined by the board or committee. Members of the board shall abstain from participating in and deciding matters which directly affect their individual ownership interests under the Plan.

Subject to the provisions of the Plan, the board and/or compensation committee determines the employees who will receive awards under the Plan. The amount, terms, rules and procedures associated with any award shall be determined by the board and/or compensation committee as it deems proper. The board is authorized in its sole discretion, exercised in a nondiscriminatory manner, to construe and interpret the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award or Grant, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief description of the federal income tax treatment that will generally apply to awards granted under the Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of awards will depend on the specific nature of the award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, as restricted or unrestricted stock, as a cash payment, or otherwise. Recipients of options or other awards should not rely on this discussion for individual tax advice, as each recipient’s situation and the tax consequences of any particular award will vary depending on the specific facts and circumstances involved. Each recipient is advised to consult his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

Grant of Options. An optionee will not recognize any taxable income at the time an option is granted and the Company will not be entitled to a federal income tax deduction at that time.

Exercise of Incentive Stock Options (“ISO”). No ordinary income will be recognized by the holder of an ISO at the time of exercise. The excess of the fair market value of the shares at the time of exercise over the aggregate option exercise price will be an adjustment to alternative minimum taxable income for purposes of the federal “alternative minimum tax” at the date of exercise. If the optionee holds the shares purchased for the greater of two years after the date the option was granted and one year after the acquisition of such shares, the difference between the aggregate option price and the amount realized upon disposition of the shares will constitute a long term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction.

If the shares acquired upon exercise of an ISO are disposed of in a sale, exchange or other “disqualifying disposition” within two years after the date of grant or within one year after the date of exercise, the optionee will realize taxable ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares purchased at the time of exercise over the aggregate option exercise price or (ii) the excess of the amount realized upon disposition of such shares over the option exercise price. The Company will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the optionee. The excess, if any, of the amount realized upon disposition of the shares in a disqualifying disposition over the fair market value of the shares at the time of exercise will constitute capital gain.

Exercise of Non-Qualified Options. Taxable ordinary income will be recognized by the holder of an option that does not qualify as an ISO (a “non-qualified option”) at the time of exercise, in an amount equal to the excess of the fair market value of the shares purchased at the time of such exercise over the aggregate option exercise price. The Company will be entitled to a federal income tax deduction equal to that amount. The optionee will generally recognize a taxable capital gain or loss based upon the difference between the per share fair market value at the time of exercise and the per share selling price at the time of a subsequent sale of the shares. The capital gain or loss will be short term or long term depending on the period of time the shares are held by the optionee following exercise.

Incentive Bonus. An eligible person receiving an Incentive Bonus grant will not recognize income, and the Company will not be allowed a deduction, at the time the grant is made as long as the Incentive Bonus is subject to a substantial risk of forfeiture. When the Incentive Stock is no longer subject to a substantial risk of forfeiture and the recipient receives payment in cash or shares, the amount of cash and the fair market value of the shares received will be ordinary income to the recipient. The Company will be entitled to a federal income tax deduction equal to that amount.

Incentive Stock. An eligible person receiving a grant of Incentive Stock that is not subject to vesting restrictions generally will recognize ordinary income (and the Company will be entitled to a deduction) upon the receipt of shares at the end of the performance period relating to such Incentive Stock award equal to the excess of the fair market value of the shares received at such time over the purchase price, if any.

If an Incentive Stock award consists of the grant of restricted shares that vest over time, then the recipient will not recognize income when the restricted shares are received, unless the recipient makes the election described below. While the restrictions are in effect, the recipient will recognize compensation income equal to the amount of the dividends received and the Company will be allowed a deduction in a like amount.

When the restrictions on the shares are removed or lapse, the excess of fair market value of such shares on the date the restrictions are removed or lapse over the amount paid by the recipient for the shares will be ordinary income to the recipient. The Company will be entitled to a federal income tax deduction equal to that amount. Upon disposition of the shares, the gain or loss recognized by the recipient will be treated as a capital gain or loss. The capital gain or loss will be short term or long term depending upon the period of time the shares are held by the participant following the removal or lapse of the restrictions.

If a Section 83(b) election is filed by the recipient with the Internal Revenue Service within 30 days after the date of grant of restricted Incentive Stock, then the recipient will recognize ordinary income and the holding period will commence as of the date of grant. The amount of ordinary income recognized by the recipient will equal the excess of the fair market value of the shares as of the date of grant over the amount paid by the recipient for the shares. The Company will be entitled to a deduction in a like amount. If such election is made and the recipient thereafter forfeits the restricted shares, the recipient may be entitled to a capital loss.

Miscellaneous Rules. Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award or any applicable withholding tax obligations under the Plan by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carry-over basis in the shares acquired, and may constitute a disqualifying disposition with respect to ISO shares.

As described above, the terms of the agreements pursuant to which specific awards are made to participants under the Plan may provide for accelerated vesting or payment of an award in connection with a Change in Control. In that event and depending on the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any excess parachute payments and the Company will be denied any deduction with respect to such payments. Participants in the Plan should consult their tax advisors as to whether accelerated vesting of an award in connection with a Change in Control would give rise to an excess parachute payment.

Withholding Taxes. No withholding taxes are payable in connection with the grant of any stock option or the exercise of an ISO. However, withholding taxes must be paid at the time of exercise of any non-qualified option. In respect of all other awards, withholding taxes must be paid whenever the participant recognizes income for tax purposes.

CHANGES IN THE PLAN

The Plan may be terminated, suspended, or modified at any time by the board, but no amendment increasing the maximum number of shares for which options may be granted (except to reflect a stock split, stock dividend or other distribution), reducing the option price of outstanding options, extending the period during which options may be granted, otherwise materially increasing the benefits accruing to optionees or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of the Company’s shareholders. No termination, suspension or modification of the Plan shall adversely affect any right previously acquired by the grantee or other beneficiary under the Plan.

The foregoing description of the Plan is only a summary of the Plan and is qualified in its entirety by reference to the Profire Energy, Inc. 2010 Equity Incentive Plan, a copy of which is attached as Annex A to this proxy statement.

The board of directors recommends that our stockholders vote “FOR” the proposal to approve the Profire Energy, Inc., 2010 Equity Incentive Plan.

EXECUTIVE AND DIRECTOR COMPENSATION

We do not have a standing compensation committee, rather our Chief Executive Officer (“CEO”) evaluates officer and employee compensation issues subject to the approval of our board of directors. Our CEO makes recommendations to the board of directors as to employee benefit programs and officer and employee compensation. Historically, our CEO has not made recommendations to the board of directors regarding his own compensation, although we have no policy prohibiting the CEO from doing so. Our board of directors may seek input from the CEO as to his compensation, but CEO compensation must be approved by a majority of our board of directors.

The following table summarizes the total compensation paid to the person serving as our principal executive officer and our two most highly compensated executive officers other than our principal executive officer (the “named executive officers”). Other than as disclosed herein, none of our employees were paid in excess of $100,000 during the fiscal year ended March 31, 2009.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Brenton W. Hatch	2009	125,418	-0-	-0-	-0-	-0-	125,418
CEO	2008	86,500	200,113	-0-	-0-	11,784(1)(2)	298,397

Andrew Limpert	2009	21,400	-0-	-0-	-0-	-0-	21,400
CFO and Former CEO	2008	-0-	-0-	-0-	-0-	-0-	-0-

Harold Albert	2009	202,783	-0-	-0-	-0-	-0-	202,783
COO	2008	86,500	200,005	-0-	-0-	11,320(1)(2)	297,825

(1)	Represents fuel, maintenance and other vehicle related costs.

(2) As discussed in “Employment Agreements” below, the employment agreements of Mr. Hatch and Mr. Albert provide for the payment of $1,000 per month for health/dental insurance premiums and an $800 per month automobile allowance. Mr. Hatch and Mr. Albert each chose not to draw down on these benefits for the period from November 14, 2008 (the date they entered into the Employment Agreements) to March 31, 2009. There is no guarantee Mr. Hatch or Mr. Albert will continue to forego these benefits in the future.

Salary

Salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. The salary for each named executive officer is typically set at the time the individual is hired based on the factors discussed in the preceding sentence and the negotiation process between the Company and the named executive officer. Thereafter, changes to annual salary, if any, are determined based on several factors, including evaluation of performance, anticipated financial performance, economic condition and local market and labor conditions. During the 2009 fiscal year, the board of directors reviewed the compensation packages of Mr. Hatch and Mr. Albert. Historically, Mr. Hatch and Mr. Albert had been realizing lower salaries, but had realized other compensation benefits, such as company vehicles and other perquisites. They had also historically received significant cash bonuses at the end of each fiscal year. During 2009, in an effort to allow the Company to better project, plan for and manage payroll and related expenses, the board of directors determined to grant Mr. Hatch and Mr. Albert salary increases, but did not grant cash bonuses. The board of directors anticipates following the same practice during the 2010 fiscal year.

Non-Equity Incentive Compensation and Cash Bonuses

From time to time, we may make cash awards to our named executive officers. Such awards may be designed to incentivize them over a specified period of time pursuant to pre-established, performance-based criteria, the accomplishment of which is substantially uncertain at the time the criteria is established. In the event this type of cash award were made, it would be reflected in the “Summary Compensation Table” under a separate column entitled “Non-Equity Incentive Plan Compensation.” The criteria for earning such non-equity incentive bonuses may be based on corporate financial performance measures that would be developed by our board of directors at the time the non-equity incentive compensation plan is established. It is within the discretion of our board of directors to determine the applicable performance measures and the appropriate weighting of such measures at the time it establishes any non-equity incentive plan. The board of directors did not establish a non-equity incentive compensation during fiscal 2009 and no non-equity incentive compensation was awarded during the year.

We may also make cash awards to our named executive officers and employees that are not part of any pre-established, performance-based criteria. Awards of this type are completely discretionary and subjectively determined by our board of directors at the time they are awarded. In the event this type of cash award were made, it would be reflected in the “Summary Compensation Table” under a separate column entitled “Bonus.” As discussed in “Salary” above, in connection with increasing the salaries of the named executive officers, the board of directors determined not to award bonuses during fiscal 2009.

Equity Incentive Compensation

From time to time, we may also make equity incentive awards to our named executive officers in the form of stock options, restricted stock grants or some other form of equity award. Equity incentive awards would be reflected in the “Summary Compensation Table” under the columns entitled “Stock Awards” or “Option Awards” as appropriate. Our board of directors did not award equity incentive compensation to any of our named executive officers during fiscal 2009, and is under no contractual obligation to award equity incentive compensation in the future.

While our board of directors has not awarded equity incentive compensation to any of our named executive officers in either of the past two fiscal years and is under no obligation to make any such awards in the future, that does not mean the board of directors may not, as it deems appropriate, award equity incentive compensation in the future.

Employer Benefit Plans

At the current time, we do not provide any health care, retirement, pension, or other benefit plans to our named executive officers; however, the board of directors may adopt plans as it deems reasonable under the circumstances.

Employment Agreements

We have entered into employment agreements with each of the named executive officers. The employment agreements provide for employment on a full-time basis for a period of three calendar years from the date of the agreements, unless terminated in accordance with the terms of the agreement. The agreements shall be self-renewing for additional one year periods for ten years, unless terminated in accordance with the terms of the agreements.

The employment agreements of Mr. Hatch and Mr. Albert provide that they will devote, on a full-time basis, their best ability and talents to the business of the Company. The agreements prohibit the individuals from providing consulting services or accepting employment with any other party unless pre-approved by the Company. Mr. Limpert’s employment agreement provides that he will initially be employed on a part-time, as needed basis.

In addition to a monthly salary, the employment agreements provide for reimbursement of all reasonable and necessary out-of-pocket personal expenses up to $3,000 per month for Mr. Hatch and Mr. Albert and up to $2,000 per month for Mr. Limpert. Expense items exceeding these limits must receive Company approval. The agreements provide for an $800 per month auto allowance for Mr. Hatch and Mr. Albert. Mr. Limpert will likewise be entitled to receive an $800 per month auto allowance at such time as his employment with the Company is half-time. Mr. Limpert went half-time with the Company commencing March 2009.

The employment agreements provide that each of the named executive officers will be entitled to equal treatment with other principal officers of the Company with regard to medical and dental plans and benefits, retirement or similar plans, life insurance, sick leave, vacation or disability. The Company will provide $1,000 per month for health/dental premiums and $1,000 per month matching retirement benefits when the Company establishes such a plan.

The employment agreements also contain confidentiality, non-disclosure, non-compete, non-solicitation and intellectual property assignment provisions.

Termination and Change in Control

The employment agreements of the named executive officers provide for the following payments in the event of termination of employment.

•

The individual may be terminated without cause by the Company upon 90 days prior written notice. If terminated without cause, the individual shall be entitled to six months salary and health and other benefits.

•

For cause upon prior written notice. If terminated for cause the individual shall be entitled to his salary and any employee rights or compensation which would vest in the month of termination pro-rated through the date of termination.

•

By resignation. If the individual resigns, he shall be entitled to receive his current monthly salary and other compensation. In the event of a resignation, employment shall terminate on the earlier of, 30 days following its tender and the date the resignation is accepted by the Company.

•

For disability or death. The Company shall have the option to terminate the agreement should the individual no longer be able to perform his essential functions. In the event of termination for death or disability the individual shall be entitled to the same compensation and benefits as if the agreement had been terminated without cause.

We do not have agreements, plans or arrangements, written or unwritten, with any of our named executive officers that would provide for payments or other benefits to any of our named executive officers in the event of a change in control of the Company or a change in the responsibilities of any named executive officer following a change in control of the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

None of the named executive officers held an outstanding equity award at our fiscal year end.

Stock Option Plans

On May 13, 2003 we adopted The Flooring Zone, Inc., 2003 Stock Incentive Plan (the “2003 Plan”). The Plan allows the Company to grant options to its key employees, officers, directors, consultants, advisors and sales representatives to purchase up to 500,000 shares of its $.001 par value restricted common stock at an exercise price to be determined by the Stock Option Committee of the board at the time of grant. In 2003 Flooring Zone granted 45,000 options, none of which were granted to any of the named executive officers. These options vested immediately and were exercised in 2003. During the third fiscal quarter of our current fiscal year, the board of directors granted options to purchase 410,000 shares under the 2003 Plan. 45,000 shares remain available for grant under the 2003 Plan.

Employee Stock Purchase Plan

We do not currently have an employee stock purchase plan in place.

DIRECTOR COMPENSATION

Each of our directors is also an executive officer and employee of the Company. All compensation earned by Mr. Hatch, Mr. Albert and Mr. Limpert was compensation for services rendered in their capacity as employees of the Company. They received no compensation for serving on our board of directors during the 2009 fiscal year.

Director Stock Purchase Plan

We do not currently have a director stock purchase plan in place.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,

NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as of October 14, 2009 the name and the number of shares of our common stock, par value of $0.001 per share, held of record or beneficially by each person who held of record, or was known by us to own beneficially, more than 5% of the 45,000,000 issued and outstanding shares of our common stock, and the name and shareholdings of each director and of all officers and directors as group.

Type of Security	Name and Address	Amount & Nature of Beneficial Ownership	% of Class

Common	Brenton W. Hatch(1)	15,750,000	35%
	Bay 12, 55 Alberta Ave.
	Spruce Grove, Alberta, Canada T7X 3A6

Common	Harold Albert(1)	15,750,000	35%
	Bay 12, 55 Alberta Ave.
	Spruce Grove, Alberta, Canada T7X 3A6

Common	Andrew Limpert(1)	4,725,150	11%
	1245 Brickyard Road, Suite 590
	Salt Lake City, Utah 84106

Common	Shelly Nichol & Timothy Paul Nichol	3,500,000	8%
	Bay 12, 55 Alberta Ave.
	Spruce Grove, Alberta, Canada T7X 3A6
All executive officers and directors as a group (3 persons)		36,225,150	81%
	TOTAL	39,725,150	88%

(1) Mr. Hatch, Mr. Albert and Mr. Limpert are executive officers and directors of the Company.

Securities for Issuance Under Equity Compensation Plans

As of October 14, 2009, shares of our common stock were subject to issuance upon the exercise of outstanding options or warrants as set forth below.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a)) (c)
Equity compensation plans approved by security holders	410,000	$0.40	45,000
Equity compensation plans not approved by security holders	-0-	n/a	n/a
Total	410,000	$0.40	45,000

In September 2009 our board of directors approved stock option grants under The Flooring Zone, Inc., 2003 Stock Incentive Plan. The total number of option grants was 410,000 to six individuals. The options are exercisable at a price of $0.40, the closing price of our common stock on the OTCBB on the grant date. The options expire five years from the grant date. The options vest equally over three years with vesting occurring on the grant anniversary date. None of our executive officers or directors were among the parties receiving stock option grants.

Change in Control

To the knowledge of the management, there are no present arrangements or pledges of the Company’s securities that may result in a change in control of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors, executive officers and holders of more than 10% of our outstanding common stock are required to comply with Section 16(a) of the Securities Exchange Act of 1934, which requires generally that such persons file reports regarding ownership of and transactions in securities of the Company on Forms 3, 4, and 5. Based solely on management’s review of these reports during the year ended March 31, 2009, it appears that Brenton Hatch and Harold Albert filed Form 4s one day late following their acquisition of common stock in the Company in connection with the closing of the Acquisition Agreement that resulted in the Company acquiring Profire Combustion, Inc. It also appears that Andrew Limpert filed a Form 4 one day late following the cancelation of shares owned by him in connection with the Closing of the Acquisition Agreement.

STOCK PERFORMANCE GRAPH

We are a smaller reporting company, as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, and accordingly are not required to provide this information.

STOCKHOLDER PROPOSALS FOR NEXT YEAR

If you wish to include a proposal in the proxy statement for the next annual meeting of stockholders, your written proposal must be received by the Company no later than June 30, 2010. The proposal should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission, the laws of the State of Nevada and our Bylaws. Stockholder proposals may be mailed to the Corporate Secretary, 1245 Brickyard Road, Suite 590, Salt Lake City, Utah 84106.

For each matter that you wish to bring before the meeting, provide the following information:

•	a brief description of the business and the reason for bringing it to the meeting;
•	your name and record address;
•	the number of shares of Company stock which you own; and
•	any material interest (such as financial or personal interest) that you have in the matter.

Director Nominees Recommended by Stockholders

You may propose director candidates for consideration by the independent members of the board of directors. It is our policy that our directors will consider recommendations for candidates to the board of directors from stockholders holding not less than 5% of our outstanding common stock continuously for at least 12 months prior to the date of the submission of the recommendation. The independent directors will consider persons recommended by our stockholders in the same manner as a nominee recommended by other board members or management. Shareholders desiring to suggest a candidate for consideration should send a letter to the Company’s Secretary and include:

•	a statement that the writer is a shareholder (providing evidence if the person's shares are held in street name) and is proposing a candidate for consideration;
•	the name and contact information for the candidate;
•	a statement of the candidate’s business and educational experience;
•	information regarding the candidate’s qualifications to be director, including but not limited to an evaluation of the factors discussed above which the board would consider in evaluating a candidate;
•	information regarding any relationship or understanding between the proposing shareholder and the candidate;
•	information regarding potential conflicts of interest; and
•	a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected.

Because of the small size of the Company and the limited need to seek additional directors, there is no assurance that all shareholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the board, and no undertaking to do so is implied by the willingness to consider candidates proposed by shareholders.

WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

We file annual and quarterly reports with the Securities and Exchange Commission. Shareholders may obtain, without charge, a copy of the most recent Form 10-K or Form 10-Qs (without exhibits) by requesting a copy in writing from us at the following address:

PROFIRE ENERGY, INC.

1245 Brickyard Road, Suite 590
Salt Lake City, Utah 84106

The exhibits to the Form 10-K or Form 10-Qs are available upon payment of charges that approximate reproduction costs. If you would like to request documents, please do so by November 15, 2009, to receive them before the annual meeting of stockholders.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our proxy statement and annual report have been sent to your address.

We will promptly deliver separate copies of our proxy statement and annual report at the request of any stockholder who is in a household that participates in the householding of our proxy materials. You may send your request by mail to: Profire Energy, Inc., 1245 Brickyard Road, Suite 590, Salt Lake City, Utah 84106 or by telephone at (801) 433-2000. If you currently receive multiple copies of our proxy materials and would like to participate in householding, please contact our Corporate Secretary at the address or phone number described above.

OTHER MATTERS

We know of no other matters that are to be presented for action at the annual meeting of stockholders other than those set forth above. If any other matters properly come before the annual meeting of stockholders, the persons named in the enclosed proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

It is important that your shares be represented at the annual meeting, regardless of the number of shares you hold. Therefore, you are urged to execute and return the accompanying proxy in the enclosed envelope at your earliest convenience.

By order of the board of directors,

November 9, 2009	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

Annex A

Profire Energy, Inc.

2010 Equity Incentive Plan

Section 1.	Purpose; Definitions

1.1       Purpose. The purpose of the Profire Energy, Inc. 2010 Equity Incentive Plan is to provide a means whereby Profire Energy, Inc., a Nevada corporation (the “Corporation”), may attract able persons to remain in or to enter the employ of the Corporation, a Parent Corporation, or a Subsidiary and to provide a means whereby those employees, directors, officers, and other individuals or entities upon whom the responsibilities of the successful administration, management, planning, and/or organization of the Corporation may rest, and whose present and potential contributions to the welfare of the Corporation, a Parent Corporation or a Subsidiary are of importance, can acquire and maintain equity ownership, thereby strengthening their concern for the long-term welfare of the Corporation. A further purpose of the Plan is to provide such employees and individuals or entities with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation over the long term. Accordingly, the Plan provides for granting Common Stock, Incentive Stock Options, options which do not constitute Incentive Stock Options, or any combination of the foregoing, as is best suited to the circumstances of the particular employees and individuals or entities as provided herein.

1.2       Definitions. The following definitions shall be applicable during the term of the Plan unless specifically modified by any paragraph:

(a)	“Award” means, individually or collectively, any Option granted pursuant to the Plan.

(b)	“Board” means the board of directors of the Corporation or the Compensation Committee, as designated by the Board.

(c)	“Change of Control Value” means the amount determined in Clause (i), (ii) or (iii), whichever is applicable, as follows:

(i)	the per share price offered to stockholders of the Corporation in any merger, consolidation, sale or assets or dissolution transaction;

(ii)	the price per share offered to stockholders of the Corporation in any tender offer or exchange offer whereby a Corporate Change takes place; or

(iii)

if a Corporate Change occurs other than as described in Clause (i) or Clause (ii), the fair market value per share determined by the Board as of the date determined by the Board to be the date of cancellation and surrender of an Option.

If the consideration offered to stockholders of the Corporation in any transaction described in this Paragraph or Sections 7.4 and 7.5 consists of anything other than cash, the Board shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(d)

“Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

(e)	“Common Stock” means the common stock of the Corporation.

(f)	“Corporation” means Profire Energy, Inc., a Nevada corporation.

(g)	“Corporate Change” means one of the following events:

(i)

the merger, consolidation or other reorganization of the Corporation in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Corporation, a class of securities of any other issuer (except a Subsidiary or Parent Corporation), cash or other property other than:

(A)      a merger, consolidation or reorganization of the Corporation which would result in the voting stock of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, more than fifty percent (50%) of the combined voting power of the voting stock of the Corporation or such surviving entity outstanding immediately after such merger, consolidation or reorganization of the Corporation, or

(B)     a merger, consolidation or reorganization of the Corporation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than forty-nine percent (49%) of the combined voting power of the Corporation’s then outstanding stock;

(ii)	the sale, lease or exchange of all or substantially all of the assets of the Corporation to any other corporation or entity (except a Subsidiary or Parent Corporation);

(iii)	the adoption by the stockholders of the Corporation of a plan of liquidation and dissolution;

2

(iv)

the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a “group” as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation’s outstanding capital stock or acquisition by a person or entity who currently has beneficial ownership which increases such person’s or entity’s beneficial ownership to fifty percent (50%) or more (based on voting power) of the Corporation’s outstanding capital stock; or

(v)	as a result of or in connection with a contested election of directors, the persons who were directors of the Corporation before such election shall cease to constitute a majority of the Board.

Notwithstanding the provisions of clause (iv) above, a Corporate Change shall not be considered to have occurred upon the acquisition (other than acquisition pursuant to any other clause of the preceding sentence) by any person or entity, including without limitation a “group” as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation’s outstanding capital stock or the requisite percentage to increase their ownership to fifty percent (50%) resulting from a public offering of securities of the Corporation under the Securities Act of 1933, as amended.

(h)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)

“Fair Market Value” means, as of any specified date, the closing price of the Common Stock if the Common Stock is listed on a national securities exchange on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not then listed on any national securities exchange but is traded over the counter at the time determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded. If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Board in such manner as it deems appropriate (such determination will be made in good-faith as required by Section 422(c)(1) of the Code and may be based on the advice of an independent investment banker or appraiser recognized to be expert in making such valuations). In no event shall Fair Market Value be less than the par value of the stock.

(j)	“Grant” means individually or collectively, any Common Stock granted pursuant to the Plan.

3

(k)	“Grantee” means an employee, director, officer, other individual or entity who has been granted Common Stock pursuant to the Plan.

(l)	“Holder” means an individual or entity who has been granted an Award.

(m)	“Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

(n)

“Option” means an Award granted under Section 6 of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options which do not constitute Incentive Stock Options to purchase Common Stock.

(o)	“Option Agreement” means a written agreement between the Corporation and an employee with respect to an Option.

(p)	“Optionee” means an employee, director, officer, entity or individual who has been granted an Option.

(q)	“Parent Corporation” shall have the meaning set forth in Section 424(e) of the Code.

(r)	“Plan” means the Profire Energy, Inc. 2010 Equity Incentive Plan.

(s)

“Rule 16b-3” means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission under the Exchange Act, as such rule is currently in effect or as hereafter modified or amended.

(t)

“Subsidiary” means a company (whether a corporation, partnership, joint venture or other form of entity) in which the Corporation, or a corporation in which the Corporation owns a majority of the shares of capital stock, directly or indirectly, owns an equity interest of fifty percent (50%) or more, except solely with respect to the issuance of Incentive Stock Options the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Section 424(f) of the Code.

Section 2.	Effective Date and Duration of the Plan

The Plan shall be effective as of the date of its adoption by the Board, provided that the Plan is approved by the stockholders of the Corporation within twelve (12) months before or thereafter and on or prior to the date of the first annual meeting of stockholders of the Corporation held subsequent to the acquisition of an equity security by a Holder hereunder for which exemption is claimed under Rule 16b-3. Notwithstanding any provision of the Plan or of any Option Agreement, no Option shall be exercisable and no Common Stock may be granted prior to such stockholder approval.

4

The Plan shall be terminated and no further Awards or Common Stock may be granted under the Plan after ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation’s shareholders, whichever is earlier. Subject to the provisions of Section 8, the Plan shall remain in effect until all Options granted under the Plan have been exercised or have expired by reason of lapse of time and all restrictions imposed upon restricted stock awards have lapsed. Any option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within twelve (12) months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is granted.

Section 3.	Administration

3.1       Administration of the Plan by Board. The Plan shall be administered by the Board in compliance with Rule 16b-3. Members of the Board shall abstain from participating in and deciding matters which directly affect their individual ownership interests under the Plan.

3.2       Powers. Subject to the terms of the Plan, the Board shall designate which employees, officers, directors, individuals or entities shall receive an Award or Grant, the time or times when such Award or Grant shall be made, whether Common Stock, an Incentive Stock Option or nonqualified Option shall be granted and the number of shares of Common Stock which may be issued under each Option. In making such determinations, the Board may take into account the nature of the services rendered by these individuals, their present and potential contribution to the success of the Corporation, a Parent Corporation or a Subsidiary, and such other factors as the Board in its discretion shall deem relevant. The Board shall execute on behalf of the Corporation each Award or Grant on the terms established and approved by the Board.

3.3       Additional Powers. The Board shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Board is authorized in its sole discretion, exercised in a nondiscriminatory manner, to construe and interpret the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award or Grant, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award or Grant in the manner and to the extent it shall deem expedient to carry it into effect. The determination of the Board on the matters referred to in this Section 3 shall be conclusive.

3.4       Compliance with Code Section 162(m). In the event the Corporation, a Parent Corporation or a Subsidiary becomes a “publicly-held corporation” as defined in Section 162(m)(2) of the Code, the Corporation may establish a committee of outside

5

directors meeting the requirements of Code Section 162(m) to (i) approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes by the Corporation pursuant to Code Section 162(m) and (ii) administer the Plan. In such event, the powers reserved to the Board in the Plan shall be exercised by such compensation committee. In addition, Options under the Plan shall be granted upon satisfaction of the conditions to such grants provided pursuant to Code Section 162(m) and any Treasury Regulations promulgated thereunder.

Section 4.	Grant of Options and Stock Subject to the Plan

4.1       Award Limits. The Board may from time to time grant Awards and/or make Grants to one or more employees, directors, officers, individuals or entities determined by him or her to be eligible for participation in the Plan in accordance with the provisions of Section 5 of the Plan. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 4,000,000 common shares. The aggregate number of shares of Common Stock that may be issued to any Holder and/or granted to any Grantee under the Plan shall not exceed twenty percent (20%) of the aggregate number of shares referred to in the preceding sentence. The total number of shares issuable upon exercise of all outstanding Options shall not exceed a number of shares which is equal to thirty percent (30%) of the then outstanding shares of the Corporation. Any of such shares which remain unissued and which are not subject to outstanding Options and/or Grants at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Corporation shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award or Grant. To the extent that an Award or Grant lapses or the rights of its Holder or Grantee terminate, any shares of Common Stock subject to such Award or Grant shall again be available for the grant of an Award or making of a Grant. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Section 7 of the Plan with respect to shares of Common Stock subject to Options then outstanding. Separate stock certificates shall be issued by the Corporation for those shares acquired pursuant to a Grant, the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

4.2       Stock Offered. The stock to be offered pursuant to an Award or Grant may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Corporation.

Section 5.	Eligibility

An Incentive Stock Option Award made pursuant to the Plan may be granted only to an individual who, at the time of grant, is an employee of the Corporation, a Parent

6

Corporation or a Subsidiary. An Award of an Option which is not an Incentive Stock Option or a Grant of Common Stock may be made to an individual who, at the time of Award or Grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary, or to an individual who has been identified by the Board or Designated Officer to receive an Award or Grant due to their contribution or service to the Corporation, including members of the Board of Directors of the Corporation, a Parent Corporation or a Subsidiary. An Award or Grant made pursuant to the Plan may be made on more than one occasion to the same person, and such Award or Grant may include a Common Stock Grant, an Incentive Stock Option, an Option which is not an Incentive Stock Option, or any combination thereof. Each Award or Grant shall be evidenced by a written instrument duly executed by or on behalf of the Corporation.

Section 6.	Stock Options / Grants

6.1       Stock Option Agreement. Each Option shall be evidenced by an Option Agreement between the Corporation and the Optionee which shall contain such terms and conditions as may be approved by the Board and agreed upon by the Holder. The terms and conditions of the respective Option Agreements need not be identical. Each Option Agreement shall specify the effect of termination of employment, total and permanent disability, retirement or death on the exercisability of the Option. Under each Option Agreement, a Holder shall have the right to appoint any individual or legal entity in writing as his or her beneficiary under the Plan in the event of his death. Such designation may be revoked in writing by the Holder at any time and a new beneficiary may be appointed in writing on the form provided by the Board for such purpose. In the absence of such appointment, the beneficiary shall be the legal representative of the Holder’s estate.

6.2       Option Period. The term of each Option shall be as specified by the Board at the date of grant and shall be stated in the Option Agreement; provided, however, that an option may not be exercised more than one hundred twenty (120) months from the date it is granted.

6.3       Limitations on Exercise of Option. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. An Option may not be exercised for fractional shares.

6.4       Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Corporation (and any Parent Corporation or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000) (within the meaning of Section 422 of the Code), such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Board shall determine, in accordance with

7

applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent Corporation or a Subsidiary, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

6.5       Option Price. The purchase price of Common Stock issued under each Option shall be determined by the Board and shall be stated in the Option Agreement, but such purchase price shall, in the case of Incentive Stock Options, not be less than the Fair Market Value of Common Stock subject to the Option on the date the Option is granted, and, in the case of Options which do not constitute Incentive Stock Options, not be less than eighty-five percent (85%) of the Fair Market Value of the stock at the time the option is granted, except that the price shall be one hundred ten percent (110%) of the Fair Market Value in the case of any person or entity who owns stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Parent Corporation or Subsidiary.

6.6       Options and Rights in Substitution for Stock Options Made by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of the Plan, employees of the Corporation, of any Parent Corporation or of any Subsidiary as a result of a merger or consolidation of the employing corporation with the Corporation, such Parent Corporation or such Subsidiary, or the acquisition by the Corporation, a Parent Corporation or a Subsidiary of all or a portion of the assets of the employing corporation, or the acquisition by the Corporation, a Parent Corporation or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

6.7       Restricted Stock Option Purchase Agreement. Notwithstanding the foregoing, at the election of the Holder, the Option can be exercised provided that the Holder shall, as a condition of such exercise, execute and deliver the Restricted Stock Option Purchase Agreement (the “Purchase Agreement”), pursuant to which the Corporation shall be granted a “Repurchase Option” and “Right of First Refusal” as to all “Shares” (as such terms are defined in the Purchase Agreement).

6.8       Restricted Stock Grant Agreement. Each Grant shall be evidenced by the execution and delivery of a Restricted Stock Grant Agreement (the “Grant Agreement”), pursuant to which the Corporation shall be granted a “Repurchase Option” and “Right of First Refusal” as to all “Shares” (as such terms are defined in the Grant Agreement).

8

Section 7.	Changes in Capital Structure

7.1       Awards or Grants Subject to Adjustment. Except as hereinafter otherwise provided, Awards or Grants shall be subject to adjustment by the Board at its discretion as to the number and price of shares of Common Stock in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any such Options or Common Stock.

7.2       Existence of the Plan Does Not Inhibit the Board’s Power to Adjust, Recapitalize, Reorganize, or Make Any Other Capital Structure Change. The existence of the Plan and the Awards and/or Grants made hereunder shall not affect in any way the right or power of the Board or the stockholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure of the Corporation, a Parent Corporation or a Subsidiary or their business, any merger or consolidation of the Corporation, a Parent Corporation or a Subsidiary, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, a Parent Corporation or a Subsidiary, or any sale, lease, exchange or other disposition of all or any part of their assets or business or any other corporate act or proceeding.

7.3       Proportionate Adjustments. The shares with respect to which Options may be granted are shares of Common Stock as presently constituted but if and whenever, prior to the expiration of an Option theretofore granted, the Corporation shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Corporation, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

7.4       Right of Optionee. If the Corporation recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted, the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities, and the cash and other property to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of such record of the number of shares of Common Stock then covered by such Option.

7.5       Affects Upon Options in the Event of a Corporate Change. In the event of a Corporate Change, unless otherwise deemed to be impractical by the Board, then no

9

later than: two business days prior to any Corporate Change referenced in Clause (i), (ii), (iii) or (v) of the definition thereof or ten business days after any Corporate Change referenced in Clause (iv) of the definition thereof, the Board, acting in its sole discretion without the consent or approval of any Optionee or Grantee, shall act to effect the following alternatives with respect to outstanding Options which acts may vary among individual Optionees and, with respect to acts taken pursuant to a Corporate Change Clause, referenced in Clause (i), (ii), (iii) or (v), of the definition thereof, may be contingent upon effectuation of the Corporate Change:

(a)

in the event of a Corporate Change referenced in Clauses (i) and (ii) acceleration of exercise for all Options then outstanding so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate;

(b)

 in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v) require the mandatory surrender to the Corporation by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date (before or after such Corporate Change) specified by the Board, in which event the Board shall thereupon cancel such Options and pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares;

(c)

in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that the Board may determine in its sole discretion that no adjustment is necessary to Options then outstanding);

(d)

 in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), provide that thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets or plan of liquidation and dissolution if, immediately prior to such merger, consolidation or sale of assets or any distribution in liquidation and dissolution of the Corporation, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option; or

(e)

in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), cancel the Options granted if the Fair Market Value of the Common Stock underlying the Options is below the Option exercise price.

7.6       No Post Recapitalization Adjustments. Except as hereinbefore expressly provided, issuance by the Corporation of shares of stock of any class or securities

10

convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options theretofore granted, or the purchase price per share of Common Stock subject to Options.

Section 8.	Amendment or Termination of the Plan

The Board in its discretion may terminate the Plan or any Option or Grant or alter or amend the Plan or any part thereof or any Option from time to time; provided that no change in any Award or Grant previously made may be made which would impair the rights of the Holder or Grantee without the consent of the Holder or Grantee, and provided further, that the Board may not, without approval of the stockholders, amend the Plan:

(a)	to increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan on exercise or surrender of Options or upon Grants;

(b)	to change the minimum Option exercise price;

(c)	to change the class of employees eligible to receive Awards and/or Grants or increase materially the benefits accruing to employees under the Plan;

(d)	to extend the maximum period during which Awards may be granted or Grants may be made under the Plan;

(e)	to modify materially the requirements as to eligibility for participation in the Plan; or

(f)	to decrease any authority granted to the Board hereunder in contravention of Rule 16b-3.

Section 9.	Other

9.1       No Right to an Award or Grant. Neither the adoption of the Plan nor any action of the Board shall be deemed to give an employee any right to be granted an Option to purchase Common Stock, to receive a Grant or to any other rights hereunder except as may be evidenced by an Option Agreement duly executed on behalf of the Corporation, and then only to the extent of and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award or Grant.

11

9.2       No Employment Rights Conferred. Nothing contained in the Plan or in any Award or Grant made hereunder shall (i) confer upon any employee any right with respect to continuation of employment with the Corporation or any Parent Corporation or Subsidiary, or (ii) interfere in any way with the right of the Corporation or any Parent Corporation or Subsidiary to terminate his or her employment at any time.

9.3       Other Laws; Withholding. The Corporation shall not be obligated to issue any Common Stock pursuant to any Award granted or any Grant made under the Plan at any time when the offering of the shares covered by such Award has not been registered (or exempted) under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Corporation or the Board deems applicable and, in the opinion of legal counsel for the Corporation, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Corporation shall have the right to deduct in connection with all Awards or Grants any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding obligations. The Board may permit the Holder of an Award or Grant to elect to surrender, or authorize the Corporation to withhold shares of Common Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Corporation’s withholding obligation, subject to such restrictions as the Board deems necessary to satisfy the requirements of Rule 16b-3.

9.4       No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent Corporation or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent Corporation or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any Parent Corporation or Subsidiary as a result of such action.

9.5       Restrictions on Transfer. An Award shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Holder only by such Holder or the Holder’s guardian or legal representative.

9.6       Effect of Death, Disability or Termination of Employment. The Option Agreement or other written instrument evidencing an Award shall specify the effect of the death, disability or termination of employment of the Holder on the Award; provided, however that an Optionee shall be entitled to exercise (i) at least six (6) months from the date of termination of employment with the Corporation if such termination is caused by death or disability or (ii) at least thirty (30) days from the date of termination of employment with the Corporation if such termination is caused by reasons other than death or disability.

12

All outstanding Incentive Stock Options will automatically be converted to a nonqualified stock option if the Optionee does not exercise the Incentive Stock Option (i) within three (3) months of the date of termination caused by reasons other than death or disability; or (ii) within twelve (12) months of the date of termination caused by disability.

9.7       Information to Employees. Optionees and Grantees under the Plan shall receive financial statements annually regarding the Corporation during the period the options are outstanding.

9.8       Rule 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provisions of the Plan or any such Award would disqualify the Plan or such Award hereunder, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

9.9       Governing Law. The Plan shall by construed in accordance with the laws of the State of Nevada and all applicable federal law. The securities issued hereunder shall be governed by and in accordance with the Corporate Securities Laws of the State of Nevada.

APPROVED BY PROFIRE ENERGY, INC. BOARD OF DIRECTORS ON: October 16, 2009.

APPROVED AND ADOPTED BY THE SHAREHOLDERS ON: _________________

_____________________________

Brenton W. Hatch,

Chief Executive Officer

13

Proxy – Profire Energy, Inc.

Annual Meeting of Stockholders – November 30, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brenton W. Hatch and Andrew Limpert, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of PROFIRE ENERGY, INC., of record in the name of the undersigned at the close of business on October 19, 2009, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated November 9, 2009, receipt of which is acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

Important Notice Regarding the Availability or Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting of Stockholders, the Proxy Statement and Annual Report on
Form 10-K, and any amendments to any of any of these materials are available at https://materials.proxyvote.com/74316X.

(Please See Reverse Side)

Proxy – Profire Energy, Inc.

Annual Meeting of Stockholders – November 30, 2009

[Name and address of shareholder]

☐	Mark this box with an X if you have made changes to your name or address details above.

[A]	Proposal for the Election of Director

1.	The Board of Directors recommends a vote FOR the listed nominees. If you wish to nominate and vote for someone other than the nominee listed below, please do so in the blank space below.

	For	Withhold
Brenton W. Hatch	☐	☐
Harold Albert	☐	☐
Andrew Limpert	☐	☐
_______________________	☐	☐
(Write in name of other
nominee)

[B]	Other Proposals

The Board of Directors recommends a vote FOR the following proposals.

		For	Against	Abstain
2.	RATIFY THE SELECTION OF CHILD, VAN WAGONER & BRADSHAW, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL YEAR.	☐	☐	☐

3.	APPROVE AND ADOPT THE PROFIRE ENERGY, INC. 2010 EQUITY INCENTIVE PLAN.	☐	☐	☐

4.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY AND ALL ADJOURNMENTS THEREOF.	☐	☐	☐

[C]	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
[ ]	[ ]	[ / / ]

2